Exhibit 23.3

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors of Unitrin, Inc.:

We have audited the accompanying consolidated statements of income, cash flows and shareholders’ equity and comprehensive income of Unitrin, Inc. and subsidiaries for the year ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of the operations and cash flows of Unitrin, Inc. and subsidiaries for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

Chicago, Illinois

January 31, 2002

Exhibit 23.3

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors of Unitrin, Inc.:

Under date of January 31, 2002, we reported on the consolidated statements of income, cash flows and shareholders’ equity and comprehensive income of Unitrin, Inc. and subsidiaries for the year ended December 31, 2001. These consolidated financial statements and our report thereon are incorporated by reference in the December 31, 2003 Annual Report on Form 10-K of Unitrin, Inc. In connection with our audit of the aforementioned consolidated financial statements, we also audited financial statement schedules II, III and IV as listed in Item 15 of such Annual Report on Form 10-K. These financial statement schedules are the responsibility of Unitrin’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audit.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/    KPMG LLP

Chicago, Illinois

January 31, 2002